Contingencies and guarantees	12 Months Ended
Dec. 31, 2021
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Contingencies and guarantees
31. Contingencies and guarantees
Security incidents
In 2016, the Group was notified of data security incidents. Two lawsuits related to these have been settled in full. A further claim, filed in 2017, remains open. There continues to be uncertainty around the timing of the legal process; accordingly the likelihood of a favourable or unfavourable result cannot be reasonably determined and it is not possible to determine whether any loss is likely or to estimate the amount of any loss.
A separate claim was filed in 2019, alleging a breach of the reservation system previously used by Kimpton. There continues to be uncertainty around the timing of the legal process; accordingly the likelihood of a favourable or unfavourable result cannot be reasonably determined and it is not possible to determine whether any loss is likely or to estimate the amount of any loss.
Litigation
From time to time, the Group is subject to legal proceedings the ultimate outcome of each being always subject to many uncertainties inherent in litigation. These legal claims and proceedings are in various stages and include disputes related to specific hotels where the potential materiality is not yet known; such proceedings, either individually or in the aggregate, have not in the recent past and are not likely to have a significant effect on the Group’s financial position or profitability. Two such disputes in the EMEAA region are expected to be resolved in early 2022.
The Group has also given warranties in respect of the disposal of certain of its former subsidiaries. It is the view of the Directors that, other than to the extent that liabilities have been provided for in these Group Financial Statements (see note 21), it is not possible to quantify any loss to which these proceedings or claims under these warranties may give rise, however, as at the date of reporting, the Group does not believe that the outcome of these matters will have a material effect on the Group’s financial position.
Third-party bank loans
In limited cases, the Group may guarantee part of mortgage loans made to facilitate third-party ownership of hotels under IHG management or franchise agreements. These guarantee arrangements are treated as insurance contracts as IHG is insuring the bank against default by the hotel, with a liability only being recognised in the event that a payout becomes probable. At 31 December 2021, there were guarantees of up to $69m in place (2020: $56m). During 2020 and 2021, the underlying mortgage loans were subject to periods of forbearance, deferring debt service payments; and/or, in the case of several loans, were modified to be interest only through a given time period.
The largest guarantee is $21m and the underlying loan matures in 2029. The underlying managed hotel has been subject to forbearance agreements and, as at 31 December 2021, the covenant test related to the loan is met. The possibility of a payment under the guarantee is currently considered to be not probable although uncertainty remains as to the continued impact of the pandemic. Should the Group fund any amount under the guarantee, there is a cross-indemnity that the Group would seek to pursue for the other parties’ share.
Other
At 31 December 2021, the Group had outstanding letters of credit of $45m (2020: $43m) mainly relating to the Group’s Captive (see note 21). The letters of credit do not have set expiry dates, but are reviewed and amended as required.
In 2020, the Group made business insurance claims in relation to a small number of owned, leased and managed properties relating to the impact of
Covid-19.
These claims are ongoing and it is not currently possible to determine the amounts which may ultimately be recovered.